EQUITY	6 Months Ended
Jun. 30, 2024
Equity [abstract]
EQUITY	EQUITY
The partnership’s capital structure is comprised of five classes of partnership units: GP Units, LP Units, Redeemable/Exchangeable Partnership Units (“REUs”), special limited partnership units of the operating partnership (“Special LP Units”) and FV LTIP units of the operating partnership (“FV LTIP Units”). In addition, the partnership issued Class A Cumulative Redeemable Perpetual Preferred Units, Series 1 in the first quarter of 2019, Class A Cumulative Redeemable Perpetual Preferred Units, Series 2 in the third quarter of 2019 and Class A Cumulative Redeemable Perpetual Preferred Units, Series 3 in the first quarter of 2020 (“Preferred Equity Units”).

a)General and limited partnership equity
GP Units entitle the holder to the right to govern the financial and operating policies of the partnership. The GP Units are entitled to a 1% general partnership interest.

LP Units entitle the holder to their proportionate share of distributions. Each LP Unit entitles the holder thereof to one vote for the purposes of any approval at a meeting of limited partners, provided that holders of the REUs that are exchanged for LP Units will only be entitled to a maximum number of votes in respect of the REUs equal to 49% of the total voting power of all outstanding units.

General Partnership Units
There were 138,875 GP Units outstanding at June 30, 2024 and December 31, 2023.

Limited Partnership Units
There were 341,729,125 and 321,046,797 LP Units outstanding at June 30, 2024 and December 31, 2023, respectively.

b)Units of the operating partnership held by Brookfield Corporation

Redeemable/Exchangeable Partnership Units
There were 604,459,593 and 567,854,792 REUs outstanding at June 30, 2024 and December 31, 2023, respectively.

Special Limited Partnership Units
There were 6,147,901 and 5,797,155 Special LP Units outstanding at June 30, 2024 and December 31, 2023, respectively.

c)FV LTIP Units
The operating partnership issued FV LTIP Units under the Brookfield Property L.P. FV LTIP Unit Plan to certain participants. Each FV LTIP unit will vest over a period of five years and is redeemable for cash payment. There were 573,561 and 772,537 FV LTIP Units outstanding at June 30, 2024 and December 31, 2023, respectively.

d)    Preferred Equity Units
The partnership’s preferred equity consists of 7,360,000 Class A Cumulative Redeemable Perpetual Preferred Units, Series 1 at $25.00 per unit at a coupon rate of 6.5%, 10,000,000 Class A Cumulative Redeemable Perpetual Preferred Units, Series 2 at $25.00 per unit at a coupon rate of 6.375% and 11,500,000 Class A Cumulative Redeemable Perpetual Preferred Units, Series 3 at $25.00 per unit at a coupon rate of 5.75%. At June 30, 2024, preferred equity units had a total carrying value of $699 million (December 31, 2023 - $699 million).
e)    Distributions
Distributions made to each class of partnership units, including units of subsidiaries that were exchangeable into LP Units, are as follows:

	Three months ended Jun. 30,		Six months ended Jun. 30,
(US$ Millions, except per unit information)	2024	2023	2024	2023
Limited Partners	$113	$112	$226	$217
Holders of:
REUs	200	199	400	384
Special LP Units	2	1	4	3
FV LTIP Units	—	—	—	1
Total	$315	$312	$630	$605
Per unit(1)	$0.335	$0.350	$0.680	$0.700
(1)Per unit outstanding on the distribution record date.